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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2000

                               ACUSON CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          1-10068                                  94-2784998
    (Commission File No.)                (IRS Employer Identification No.)

                              1220 Charleston Road
                          Mountain View, CA 94039-7393
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 969-9112



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Item 5.  Other Events

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the transaction involving Acuson Corporation, a Delaware corporation ("Acuson"), and Siemens Corporation, a Delaware corporation ("Siemens"), as scheduled, or at all, and those associated with the ability of the combined company to achieve the anticipated
benefits of the transaction.   Actual results and developments may differ
materially from those described or incorporated by reference in this Report.
For more information about Acuson and risks arising when investing in Acuson, investors are directed to Acuson's most recent report on Form 10-K as filed with the Securities and Exchange Commission.

     On September 27, 2000, Acuson announced that it entered into a definitive agreement with Siemens under which Siemens will acquire through a wholly owned subsidiary for cash all of the outstanding stock of Acuson through a two-step transaction comprised of a tender offer followed by a merger. The definitive merger agreement is subject to the satisfaction of certain conditions contained therein, including the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of the necessary clearance from the German antitrust authority.

     Acuson's press release, dated September 27, 2000, entitled "Acuson Corporation Announces Definitive Merger Agreement with Siemens" is attached hereto as Exhibit 99.1.

     In connection with the execution of the merger agreement, Acuson amended its stockholders' rights plan to provide, among other things, that no person or entity would be considered to be an "acquiring person" thereunder by reason of any transaction contemplated by the merger agreement. The amendment, dated September 26, 2000, to Acuson's amended and restated rights agreement, dated September 26, 2000, is attached hereto as Exhibit 4.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

    Exhibit
    Number  Description
    ------  -----------

     4.1 Amendment to Amended and Restated Rights Agreement Between Acuson Corporation and BankBoston, N.A., dated September 26, 2000.
     99.1   Press Release dated September 27, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACUSON CORPORATION


Dated:  October 2, 2000                 By: /s/   Charles H. Dearborn
                                            ------------------------------------
                                            Charles H. Dearborn
                                            Vice President, Human Resources and
                                            Legal Affairs, General Counsel and
                                            Secretary

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